SEASONS SERIES TRUST
MID-CAP VALUE PORTFOLIO
Procedures Pursuant to Rule 10f-3
For the quarter ended December 31, 2000

Securities Purchased:
(1)Name of Underwriters: DEUSTCHE BANC, ALEX BROWN, GOLDMAN SACHS, MERRILL LYNCH, MORGAN STANLEY DEAN WITTER, PRUDENTIAL SECURITIES, SALOMON SMITH BARNEY, BANK OF AMERICA

(2)Name of Issuer: BOSTON PROPERTIES, INC.

(3)Title of Security: BOSTON PROPERTIES, INC.

(4)Date of First Offering: 10/25/00

(5)Amount of Total Offering: 15,000,000 SHARES

(6)Unit Price: $39.0625

(7)Underwriting Spread or Commission: $2.00

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $23,437.51

(16)Number of Shares Purchased: 600 SHARES

(17)Years of Continuous operation: At least three years of operations.

(18)Percentage of Offering Purchased by Portfolio: 0.0040%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.1960%

(20)Sum of (18) and (19): 0.2000%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0.3739%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: LEHMAN BROTHERS, SALOMON SMITH BARNEY, MORGAN STANLEY, MERRILL LYNCH, MCDONALD & COMPANY

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: CREDIT SUISSE FIRST BOSTON, DLJ, CHASE H & Q, CIBC, PAINEWEBBER, SALOMON SMITH BARNEY, DLJ DIRECT

(2)Name of Issuer: TNPC, INC.

(3)Title of Security: TNPC, INC.

(4)Date of First Offering: 10/11/00

(5)Amount of Total Offering: 24,000,000 SHARES

(6)Unit Price: $21.00

(7)Underwriting Spread or Commission: $1.21

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: ROBERTSON STEPHENS, CIBC WORLD MARKETS,
JP MORGAN, UBS WARBURG

(2)Name of Issuer: OPLINK COMMUNICATIONS, INC.

(3)Title of Security: OPLINK COMMUNICATIONS, INC.

(4)Date of First Offering: 10/03/00

(5)Amount of Total Offering: 13,700,000 SHARES

(6)Unit Price: $18.00

(7)Underwriting Spread or Commission: $1.26

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: SALOMON SMITH BARNEY, BEAR STEARNS & CO., INC., CHASE H & Q

(2)Name of Issuer: INRANGE TECHNOLOGIES CORP.

(3)Title of Security: INRANGE TECHNOLOGIES CORP.

(4)Date of First Offering: 09/21/00

(5)Amount of Total Offering: 7,700,000 SHARES

(6)Unit Price: $16.00

(7)Underwriting Spread or Commission: $1.12

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A


SEASONS SERIES TRUST
LARGE-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
For the quarter ended March 31, 2001

Securities Purchased:
(1)Name of Underwriters: MORGAN STANLEY DEAN WITTER, GOLDMAN SACHS, JP MORGAN, MERRILL LYNCH

(2)Name of Issuer: KPMG CONSULTING, INC.

(3)Title of Security: KPMG CONSULTING, INC.

(4)Date of First Offering: 02/13/01

(5)Amount of Total Offering: 112,482,000 SHARES

(6)Unit Price: $18.00

(7)Underwriting Spread or Commission: $0.72

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $20,412.00

(16)Number of Shares Purchased: 1,134 SHARES

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.0010%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.0000%

(20)Sum of (18) and (19): 0.0010%

(21)Total Assets of Portfolio on Date of Purchase: 0.1545%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: BEAR STEARNS, JP MORGAN, MERRILL LYNCH, MORGAN STANLEY

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: MORGAN STANLEY, SALOMON SMITH BARNEY

(2)Name of Issuer: TRITON PCS HOLDINGS, INC.

(3)Title of Security: TRITON PCS HOLDINGS, INC.

(4)Date of First Offering: 02/28/01

(5)Amount of Total Offering: 6,000,000 SHARES

(6)Unit Price: $32.00

(7)Underwriting Spread or Commission: $1.52

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: MERRILL LYNCH, CREDIT SUISSE FIRST BOSTON, A.G. EDWARDS, EDWARD D. JONES, UBS WARBURG

(2)Name of Issuer: VECTREN CORPORATION

(3)Title of Security: VECTREN CORPORATION

(4)Date of First Offering: 02/14/01

(5)Amount of Total Offering: 5,500,000 SHARES

(6)Unit Price: $21.27

(7)Underwriting Spread or Commission: $0.74

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: GOLDMAN SACHS & CO.

(2)Name of Issuer: CROWN CASTLE INTL CORP.

(3)Title of Security: CROWN CASTLE INTL CORP.

(4)Date of First Offering: 01/11/01

(5)Amount of Total Offering: 12,000,000 SHARES

(6)Unit Price: $26.25

(7)Underwriting Spread or Commission: $0.75

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A